Exhibit 10.1

                                MODIFICATION NO.1

                                       TO

             STEVENSON-WYDLER (15 USC 3710) COOPERATIVE RESEARCH AND
            DEVELOPMENT AGREEMENT (hereinafter "CRADA") No. 04-CR-09

                                     BETWEEN

   Battelle Energy Alliance, LLC under its U.S. Department of Energy Contract
                No. ED-AC07-05ID14517 (hereinafter "Contractor")

                                       AND

             Applied DNA Sciences, Inc. (hereinafter "Participant"),

     hereinafter referred to singularly as "Party" and jointly as "Parties"

Whereas both Parties desire to modify CRADA No. 04-CR-09; the Parties hereby agree to incorporate the following changes:

1. Replace Article III, Paragraph A with "The effective date of this CRADA shall be the latter date of (1) the date on which it is signed by the last of the Parties, (2) the date on which it is approved by DOE, or (3) the date on which the advance funding referred to in Article III.B is received by the Contractor. The work to be performed under this CRADA shall be complete within three (3) years from the effective date.

2. Replace Article III, Paragraph B with "Participant's estimated contribution is $50,000 funds-in and $0 in-kind for FT-04 and $1,701,216 funds-in and $0 in-kind for FY-05. There is no Government funding associated with this CRADA.

3.   Replace the Contractor information under Article XXVII: NOTICES as follows:

     Agreements Administrator
     Technology Transfer & Commercialization
     Battelle Energy Alliance, LLC
     2525 N. Fremont Ave.
     P.O. Box 1625, MS 3805
     Idaho Falls, ID 83415-3805
     E-mail: agradmin@inl.gov
     Phone: (208) 526-6141
     Fax: (208) 526-0876

4. Add the following paragraph to Appendix A, "Statement of Work", paragraph 10 "Further develop and refine the selected applications:

     Validate Biowell Embedded DNA Technology, including: 1) marker DNA & primer/probe characterization, 2) unique DNA productions and embedding methods assessment, validation replication, and enhancement, and 3) embedding matrix material analysis, signature signal assessment and stand-off detection methods. In addition, develop a new product application including: 1) thread detection methods validation, RT-PCR methods development and protocol standardization; 2) ink detection methods validation, RT-PCR methods development and protocol standardization; gasoline methods validation, RT-PCR methods development and protocol standardization; and 4) explosive materials detection methods validation, RT-PCR methods development and protocol standardization. Also develop a new petroleum product application including stand-off sensing.

5.   Delete the header "Timeline:" and associated table in the scope of work.

ACCEPTED TO AND AGREED TO:

FOR BATTELLE ENERGY ALLIANCE, LLC

BY:               /s/ A. RAY BARNES
                  -----------------
PRINTED NAME:     A. RAY BARNES

TITLE:            Group Manager, Technology Transfer & Commercialization

DATE:             March 24, 2005


FOR APPLIED DNA SCIENCES, INC.

BY:               /s/ KARIN KLEMM
                  ---------------
PRINTED NAME:     Karim Klemm

TITLE:            Chief Operating Officer/Chief Financial Officer

DATE:             March 24, 2005